UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22628

Permal Hedge Strategies Fund
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	March 31

Date of reporting period:	June 30, 2012

ITEM 1.                  SCHEDULE OF INVESTMENTS

Permal Hedge Strategies Fund

FORM N-Q

JUNE 30, 2012

PERMAL HEDGE STRATEGIES FUND

Schedule of Investments (unaudited)

June 30, 2012

	Cost		Fair Value	% of Net Assets

Investments in Portfolio Funds
Event Driven
Fortelus Special Situations Fund, Ltd. (b)*	$650,000		$640,819	3.16%
H Offshore Fund, Ltd. (b)*	650,000		718,029	3.54
OZ Overseas Fund II, Ltd. (b)*	900,000		930,034	4.59
Paulson Advantage Plus L.P. (b)*	450,000		357,871	1.77
Third Point Offshore Fund, Ltd. (b)*	800,000		799,861	3.94
York Investment, Ltd. (b)*	950,000		922,315	4.55
Total Event Driven	4,400,000		4,368,929	21.55
Fixed Income Hedge
Apollo Strategic Value Offshore Fund, Ltd. (b)*	400,000		404,776	2.00
Canyon Balanced Fund (Cayman), Ltd. (b)*	1,000,000		1,038,854	5.12
Gracie International Credit Opportunities Fund, Ltd. (b)*	1,000,000		979,013	4.83
JAE Credit Fund (a)*	1,000,000		1,007,810	4.97
New Generation Turnaround Fund, Ltd. (a)*	500,000		512,903	2.53
Paulson Credit Opportunities L.P. (b)*	950,000		933,333	4.60
Stone Lion Fund, Ltd. (b)*	600,000		608,507	3.00
York Credit Opportunities Unit Trust (b)*	700,000		722,447	3.56
Total Fixed Income Hedge	6,150,000		6,207,643	30.61
Fixed Income Long - Developed Markets
Contrarian Capital Fund I Offshore, Ltd. (c)*	500,000		518,090	2.56
Monarch Debt Recovery Fund, Ltd. (c)*	1,000,000		1,033,871	5.10
Thoroughbred Offshore Fund, Ltd. (c)*	1,200,000		1,169,556	5.77
Total Fixed Income Long - Developed Markets	2,700,000		2,721,517	13.43
Fixed Income Long - Emerging Markets
ADM Galleus Fund I, Ltd. (b)*	200,000		201,499	0.99
Ashmore Emerging Markets Liquid Investment Portfolio (a)	200,000		200,000	0.99
Contrarian Emerging Markets Offshore, Ltd. (b)*	350,000		341,640	1.68
Emerging Market Currency Fund (b)*	350,000		359,172	1.77
Total Fixed Income Long - Emerging Markets	1,100,000		1,102,311	5.43
Macro
Astenbeck Offshore Commodities Fund II, Ltd. (a)*	100,000		87,099	0.43
Blue Trend Fund, Ltd. (a)*	500,000		471,637	2.33
Caxton Global Investments, Ltd. (b)*	750,000		727,135	3.59
Explorer Global Fund, Ltd. (b)*	500,000		512,224	2.53
LiquidMacro Fund, Ltd. (a)*	650,000		628,786	3.10
London Select Fund, Ltd. (a)*	750,000		734,221	3.62
Ospraie Commodity Fund, Ltd. (b)*	200,000		201,511	0.99
QFS Currency Fund, Ltd. (a)*	400,000		365,292	1.80
QFS Global Macro Fund, Ltd. (a)*	500,000		474,900	2.34
Taylor Woods Fund, Ltd. (b)*	100,000		93,555	0.46
The Tudor BVI Global Fund, Ltd. (b)*	1,000,000		985,580	4.86
Total Macro	5,450,000		5,281,940	26.05
Total Investments in Portfolio Funds	$19,800,000	#	19,682,340	97.07
Other Assets in Excess of Liabilities			593,590	2.93
Net Assets			$20,275,930	100.00%

See Notes to Schedule of Investments.

PERMAL HEDGE STRATEGIES FUND

Schedule of Investments (unaudited) (continued)

June 30, 2012

Note: Investments in underlying Portfolio Funds are categorized by investment strategy.
*	Non-income producing securities.
(a)	Redemptions permitted monthly.
(b)	Redemptions permitted quarterly.
(c)	Redemptions permitted annually.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Permal Hedge Strategies Fund (the “Fund”) is a Maryland statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund employs a “fund-of-hedge funds” investment program that provides a means for investors to participate in investments in private investment vehicles, typically referred to as hedge funds (“Portfolio Funds”), by providing a single portfolio of interests in underlying Portfolio Funds, which are managed by a number of third-party investment managers (the “Portfolio Managers”).

The Fund’s investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility. In seeking to achieve its objective, the Fund will provide its shareholders, through investments primarily in the Portfolio Funds, with access to a broad range of investment strategies with a global fixed income focus, which may include, but are not limited to, global fixed income strategies (e.g., U.S. and non-U.S. fixed income hedge, convertible arbitrage, fixed income arbitrage, asset-backed securities, long-only, high yield, emerging markets debt), global event-driven strategies (e.g., risk arbitrage, distressed debt, special situations, activists) and global macro strategies (e.g., discretionary, systematic, natural resources) and, to a lesser extent, equity long/short strategies.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

(a) Investment valuation. The Fund primarily invests in Portfolio Funds. The net asset values of Portfolio Funds (“Underlying NAV”) are generally not readily available from pricing vendors, nor are they calculable independently by Permal Asset Management Inc. (“Permal”), the Fund’s sub-adviser, or the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). Therefore, pursuant to the valuation procedures, the Fund, under the direction of the Valuation Committee and recommendations from Permal, fair values the Fund’s interests in the Portfolio Funds as of each date upon which the Fund calculates its net asset value (“NAV Date”). The Fund values, using the net asset value as a practical expedient to form the basis of fair value, each underlying Portfolio Fund as of the NAV Date primarily in reliance on the most recent Underlying NAV supplied by the Portfolio Fund’s third party administrator. In the event that a Portfolio Fund’s third party administrator does not report an Underlying NAV to the Fund on a timely basis, the Fund determines the fair value of its investment in such Portfolio Fund based on a valuation report provided by the Portfolio Fund, as

Notes to schedule of investments (unaudited) (continued)

well as any other relevant information available at the NAV Date. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Managers and/or their administrators. A Portfolio Manager may face a conflict of interest in valuing such securities since their values affect the Portfolio Manager’s compensation. In the event the Underlying NAV is not as of the NAV Date, Permal will use benchmarks or other triggers in determining if a significant market movement has occurred between the effective date of the Underlying NAV and the Fund’s NAV Date that should be taken into consideration when determining the reasonableness of the Underlying NAV.

Prior to investing in any Portfolio Fund, Permal conducts a due diligence review of the valuation methodology utilized by a Portfolio Fund’s third party administrator, which utilizes market values when available and otherwise utilizes principles of fair value that Permal reasonably believes to be consistent with those used by the Fund in valuing its own investments.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Valuation Committee. The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. The valuation procedures approved by the Board provide that, when deemed appropriate by Permal and consistent with the 1940 Act, investments in Portfolio Funds may be valued at cost. Generally, valuation at cost is appropriate only at the time of initial purchase. Cost would only be used when cost is determined to be the best estimate of the fair value of the particular security under consideration.

As a general matter, the fair value of the Fund’s investment in a Portfolio Fund represents the amount that the Fund can reasonably expect to receive if the Fund’s investment was redeemed in an orderly transaction at the time of valuation. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually. Portfolio Funds generally require advance notice of a shareholder’s intent to redeem its interest, and may, depending on the Portfolio Funds’ governing agreements, deny or delay a redemption request. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Fund’s financial statements. The Portfolio Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

The Fund considers whether an adjustment should be made to an Underlying NAV, when the Underlying NAV does not represent fair value or when it is probable that the Fund will sell a portion of the Portfolio Fund at an amount different from the Underlying NAV. No adjustments were made to the Underlying NAVs as of June 30, 2012.

Notes to schedule of investments (unaudited) (continued)

U.S. GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Assets
Description	Quoted Prices (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in portfolio funds
Event Driven	-	$2,210,220	$2,158,709	$4,368,929
Fixed Income Hedge	-	2,709,270	3,498,373	6,207,643
Fixed Income Long - Developed Markets	-	-	2,721,517	2,721,517
Fixed Income Long - Emerging Markets	-	743,139	359,172	1,102,311
Macro	-	4,769,716	512,224	5,281,940
Total investments in portfolio funds	-	$10,432,345	$9,249,995	$19,682,340

Notes to schedule of investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment Strategy	Event Driven	Fixed Income Hedge	Fixed Income Long - Developed Markets
Balance, as of March 31, 2012	$2,104,399	$3,553,313	$1,544,863
Realized gain (loss)	-	-	-
Change in unrealized appreciation/(depreciation)†	54,310	(54,940)	(23,346)
Purchases	-	-	1,200,000
Sales	-	-	-
Transfers into Level 3	-	-	-
Transfers out of Level 3	-	-	-
Balance, as of June 30, 2012	$2,158,709	$3,498,373	$2,721,517

Net change in unrealized appreciation (depreciation) for investments in portfolio funds still held at June 30, 2012†	$54,310	$(54,940)	$(23,346)

Investment Strategy	Fixed Income Long - Emerging Markets	Macro	Total
Balance, as of March 31, 2012	$354,260	$509,742	$8,066,577
Realized gain (loss)	-	-	-
Change in unrealized appreciation/(depreciation)†	4,912	2,482	(16,582)
Purchases	-	-	1,200,000
Sales	-	-	-
Transfers into Level 3	-	-	-
Transfers out of Level 3	-	-	-
Balance, as of June 30, 2012	$359,172	$512,224	$9,249,995

Net change in unrealized appreciation (depreciation) for investments in portfolio funds still held at June 30, 2012†	$4,912	$2,482	$(16,582)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

†  This amount is included in the change in net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to schedule of investments (unaudited) (continued)

The following is a summary of the investment strategies, liquidity, redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held by the Fund as of June 30, 2012.  Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would affect its liquidity.  The Fund had no unfunded capital commitments as of June 30, 2012.

Global fixed income strategies can include U.S. and non-U.S. fixed income hedge, fixed income arbitrage, convertible arbitrage, asset-backed securities, long-only, high yield, and emerging markets debt.  U.S. and non-U.S. fixed income hedge generally involve Portfolio Managers taking both long and short positions in credit related instruments, including bonds, loans, asset-backed securities and credit default swaps and in some or all quality segments including investment grade, high yield, and emerging markets debt.  Fixed income arbitrage generally involves Portfolio Managers attempting to capture mispricing within and across global fixed income markets and associated derivatives.  Value may be added by taking advantage of advantageous tax provisions, yield curve anomalies, volatility differences and arbitraging bond futures versus the underlying bonds (basis trading). Typically, a large amount of leverage is used to enhance returns.  Convertible arbitrage generally involves seeking to profit from the mispricing of the embedded option in a convertible bond.  Frequently, this strategy is characterized by a long, convertible position and corresponding short position in the underlying stock.  Convertible arbitrage may use low or high levels of leverage depending upon the specific securities held by the Portfolio Fund.  The Portfolio Funds within this strategy have monthly to annual liquidity, and are generally subject to a 2 to 90 day notice period.  Portfolio Funds representing approximately 31% in this strategy are classified as Level 3 investments due to redemptions subject to a lock-up period of one year or greater. Portfolio Funds representing approximately 5% in this strategy are classified as Level 3 investments due to a redemption period greater than 90 days.  Portfolio Funds representing approximately 29% in this strategy are classified as Level 3 due to gated redemptions at the investor account level.  The remaining approximately 35% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

Global event-driven strategies can include distressed debt, risk arbitrage, special situations and activists. Portfolio Managers employing such strategies maintain positions in companies currently or potentially involved in a wide variety of corporate transactions. Event-driven exposure can include a combination of equity markets, credit markets and idiosyncratic, company-specific developments. The outcome of the investment is predicated on an event or catalyst.  Risk arbitrage generally involves Portfolio Managers attempting to seek to exploit the change in the price of a firm’s securities as a result of a takeover or merger.  Typically, the Portfolio Manager will take long positions in the securities of the target firm and short positions in the securities of the acquiring firm.  Special situations strategies involve investing in securities of issuers that are engaged in, or expected to experience, certain special events such as restructurings, spin-offs, liquidations, privatizations, stock buybacks, bond upgrades from credit agencies, and earnings surprises, all with the intention of profiting from the outcome of such events.  Distressed securities involve investing in securities of a company that is near or in bankruptcy and, as a result, the securities are trading at a reduced price.  Activist strategies attempt to obtain representation on a company’s board of directors to impact the firm’s policies or strategic direction.  They can employ an investment process primarily focused on opportunities in equity and equity-related instruments of companies which are currently or prospectively engaged in a corporate transaction or other catalyst-oriented situation.

Notes to schedule of investments (unaudited) (continued)

Activist strategies are distinguished from other event-driven strategies in that, over a given market cycle, activist strategies would expect to have greater than 50% of the portfolio in activist positions.  The Portfolio Funds within this strategy have quarterly liquidity, and are generally subject to a 30 to 90 day notice period.  Portfolio Funds representing approximately 49% are classified as Level 3 investments due to redemptions subject to a lock-up period of one year.  The remaining approximately 51% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

Global macro strategies seek to profit from changes in global financial markets and take positions to take advantage of changes in interest rates, exchange rates, liquidity and other macroeconomic factors.  Investments may be either long or short in cash securities, derivative contracts, or options, and may be in equities, fixed-income markets, currencies, or commodities (e.g., agricultural, metals, energy).  This category is composed of three major management strategies: discretionary strategies, systematic strategies and natural resources strategies.  Portfolio Managers using discretionary global macro strategies seek to profit by capturing market moves throughout a broad universe of investment opportunities. These opportunities include financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as the energy, agricultural, and metals markets. These Portfolio Managers utilize a combination of fundamental market research and information in conjunction with quantitative modeling to identify opportunities that exist within the markets. While the markets they invest in may be diverse, these Portfolio Managers tend to hold more concentrated positions in a limited number of markets at any one time.  Positions may be long and short in different markets, and the Portfolio Managers tend to employ leverage.  Portfolio Managers using systematic global macro strategies employ proprietary or other models to identify opportunities that exist within a diverse group of financial and non-financial markets and establish positions based on the models.  While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies and the vast majority of trading decisions are executed without discretion. Portfolio Managers employing systematic strategies tend to hold positions in several markets at the same time, may be both long and short, and tend to use leverage when establishing positions.  Portfolio Managers using natural resources trading strategies use commodity trading strategies generally investing on a global basis in a portfolio of securities, commodities and derivative instruments relating to “Commodity and Basic Industries,” which include but are not limited to energy, chemicals, agriculture, food, precious metals, industrial materials (and their related support industries, including oil service, mining equipment, forest products, building/construction materials, ferrous and non-ferrous metals, petrochemicals, and plastics) and related industries and manufacturing (e.g., homebuilding, automobile manufacturing and auto parts, shipbuilding, and construction and construction engineering).  Natural resources trading includes cash commodities and futures, forward, option and swap contracts in agricultural, metals and energy items among other commodities, while equity investments include securities of companies that produce, process, convert, transport and service such commodities.  Generally, the Portfolio Funds within this strategy have monthly to quarterly liquidity, subject to a 15 to 60 day notice period.  Portfolio Fund representing approximately 10% in this strategy is classified as Level 3 due to gated redemptions at the investor account level.  The remaining approximately 90% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

(b) Cash and cash equivalents. Cash and cash equivalents consist of cash on deposit and monies invested in money market deposit accounts that are accounted for at amortized cost, which approximates fair value. Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

(c) Security transactions. The Fund’s transactions are accounted for on a trade-date basis.

2. Investments

At June 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$269,727
Gross unrealized depreciation	(387,387)
Net unrealized depreciation	$(117,660)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities

During the period ended June 30, 2012, the Fund did not invest in any derivative instruments.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Permal Hedge Strategies Fund

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: August 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: August 23, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: August 23, 2012